Dear Fellow Shareholders:

Performance Review--We are pleased to report that the total return of the Fund based on market value was 11.6% for the second quarter of 2000, increasing year-to-date total return to 21.0%. In comparison, a composite of the S&P Utilities Index and Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 5.8% for the quarter and 8.8% year-to-date.

During the second quarter of 2000 your Fund paid three monthly 6.5 cent per share dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or an 8.10% common stock dividend yield based on the June 30, 2000 closing price of $9.625 per share. That yield compares favorably with the quarter-end yield of 3.87% on the Dow Jones Utility Index and the 3.54% yield on the S&P Utilities Index.

Greenspan's Firm Hand Comforts the Markets: The Federal Reserve voted on May 16, 2000, to raise the federal funds rate 50 basis points, bringing the total tightening actions over the last year to six for a total of 175 basis points. The Fed has continued to be concerned that high rates of economic growth and consumption might generate inflation. Indeed, real Gross Domestic Product
(GDP) has averaged a torrid annualized growth rate of over 6% for the three quarters ending March 2000, at a time when energy price increases were rising rapidly. However, it appears from recent reports that economic activity is trending unevenly lower to a level closer to what the Fed believes is sustainable without inflation. The markets like the prospect.

Falling expectations of future Fed tightening have reduced stock market volatility and allowed many equity market indexes to advance toward or achieve new highs. The Standard & Poor's Utilities Index for example closed on July 18, 2000, above the previous all time high achieved on May 26, 1999. Even the bellweather 30-year Treasury bond has declined in yield over 75 basis points from the peak levels of early this year. Although the future is uncertain, the markets believe that we are fairly close to the end of the increasing interest rate cycle.

Three Out Of Four Ain't Bad--Or Is It? In the first half of 2000, three big telecommunications mergers that had been pending for a year or more finally closed. These include AT&T Corp./MediaOne Group, Bell Atlantic Corp./GTE Corp. (now called Verizon Communications), and Qwest Communications Inc./US WEST Communications Inc. On the other hand, WorldCom Inc. and Sprint Corporation's marriage plans were disrupted by monopoly concerns of the Department of Justice and the European Union. Since this is the first big merger in the U.S. telecommunications industry not to be approved, your Fund managers believe it signals that regulatory and antitrust tolerance limits may have been reached.

Does this mean consolidation is dead? Hardly. The drivers of consolidation-- scale, scope, and geographic reach--are still in place. While the major companies in this industry are expected to remain active on the merger and acquisition front, the scale of that activity will probably be smaller than we have seen in the recent past. And rather than horizontal mergers, companies are more likely to pursue vertical deals in complementary industries and services. In addition, global consolidation has not really heated up yet, despite a lot of speculation about companies such as Deutsche Telekom AG.

In the short term, your Fund managers believe the recently closed combinations need some time to integrate their businesses before rushing into another deal. The focus now should be on execution, realizing synergies, and growing the business. The Fund will continue to buy companies with good fundamentals-- clear strategic vision, strong management, and earnings growth--not just potential merger and acquisition candidates.

Demand Growth Drives Electric Utility Earnings: A combination of factors is contributing to higher electricity usage across the nation. The sustained period of U.S. economic expansion has led to growing electricity consumption for traditional applications (e.g., heating, air conditioning, and lighting). However, additional demand growth is being created by the new "digital economy". As the infrastructure required to power the internet-based digital economy is being constructed (computers, servers, routers, wireless devices, etc.), the demand for electricity is being increased. Currently, it is estimated that about 10% of electricity demand can be attributed to the digital economy, and over the next few years that number is expected to grow.

Over the last two summers we have seen the demand for and price of electricity to be very volatile and high. Even though there have been some generating capacity additions, shortages and price spikes continue. Hot and dry weather is a contributing factor, especially in the West where hydro conditions are below normal. The combination of high power demand, less hydro resources, and high natural gas prices has led to accelerating electricity prices. In California there has been a backlash, with politicians and consumers calling for and receiving a lower price cap on wholesale power.

High energy prices affect electric companies differently. Companies with insufficient generating capacity to meet consumer demand this summer are likely to have earnings surprises on the downside due to the high cost of acquiring electricity. However, we expect companies with ample capacity and a generation-oriented business plan to do well. Companies that have ample generation and a sales and trading strategy could report favorable earnings comparisons. Your fund owns several companies in this category, including Entergy Corp., Reliant Energy Inc, FPL Group Inc, Northern States Power Company, Duke Energy Corporation, and Southern Company. Your Fund's management team will continue to closely monitor the volatile demand/supply dynamics within the electric industry.

Natural Gas Delivers Stellar First Half--Natural gas stocks solidly outperformed major indexes through the first half of the year. The S&P index of natural gas stocks delivered a 36.2% total return versus losses of 8.5% for the Dow Jones Industrial Average and 0.4% for the S&P 500 Index. This robust performance was driven by several factors. First, the large market capitalization companies gained recognition for an increasing proportion of unregulated earnings, which now equals 62% of earnings versus 30% in 1995. Of this group, Williams Companies Inc., Enron Corp, El Paso Energy Partners, L.P. and Dynergy Inc. remain among the performance leaders. Second, as the Nasdaq stock index fell from lofty valuations, "dot.scared" investors began taking note of the natural gas group with its very strong fundamentals and historically low valuations. Third, a rebound in commodity prices breathed new life into the stocks of companies involved in exploration and production. Among this group KeySpan Corporation, Energen Corporation, and Kinder Morgan Inc. led the pack. Notably, merger and acquisition activity, one source of high returns during recent previous periods, was lacking in the first half of 2000.

We believe the natural gas group has potential for continued good performance. Strong earnings growth, a favorable demand/supply environment, and positive outlook for commodity prices are favorable factors. In addition, more companies are adopting the business strategy of Enron Corp and Williams Companies by leveraging their assets to gain a foothold in faster growing unregulated businesses. Telecommunications and broadband services, power generation, energy marketing and trading and new fuel/power technology are the strategy choices. We remain positive on the natural gas sector.

REITs--Favored By Investors: Second quarter performance of your Fund's REIT holdings exceeded our expectations. Not only did the sector withstand the Federal Reserve's interest rate moves, but it prospered as investors sought defensive investment alternatives. Large capitalization, high quality, growth-oriented REITs did particularly well in this environment--companies toward which we have a strong fundamental bias. Attributes such as reasonable earnings multiples, steady cash flows, and high dividend yields remain attractive for the sector.

Given both the state of equilibrium in most real estate sectors and the constraint on raising new capital facing real estate companies, the importance of internal growth and management quality remain paramount. A growing number of REITs have demonstrated an ability to retain capital and focus on self-funding. This effort will only improve their return on invested capital, a core investment principle of your Fund's management team. We remain confident that the REIT sector can continue to deliver favorable returns, stability, and defensive yield to your Fund.

Board of Directors Meeting: At the regular July Board of Directors meeting, the Board declared the following monthly dividends:

      Cents Per Share                 Record Date                              Payable Date
      ---------------                 ------------                             ------------
         6.5 cents                    August 31                                September 11
         6.5 cents                    September 29                             October 10
         6.5 cents                    October 31                               November 10

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York at 1-877-381-2537or http://stock.bankofny.com.

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

Claire V. Hansen, CFA
Chairman, Chief Executive Officer and President

    The accompanying notes are an integral part of the financial statements.
                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2000

COMMON STOCKS--73.3%

                                                                        Market
 Shares    Company                                                  Value (Note 1)
 ------    -------                                                  --------------
 [_] ELECTRIC--37.0%
 1,096,000 Dominion Resources....................................   $   46,991,000
 1,265,000 DQE Incorporated......................................       49,967,500
 1,000,000 DTE Energy Co. .......................................       30,562,500
 1,300,000 Duke Energy Corp. ....................................       73,287,500
 2,658,400 Edison International..................................       54,497,200
 1,593,400 Endesa S.A. ..........................................       31,071,300
 1,005,000 Entergy Corp. ........................................       27,323,438
 1,600,100 FPL Group Inc.........................................       79,204,950
 1,400,000 GPU Inc. .............................................       37,887,500
 1,000,000 Keyspan Corp..........................................       30,750,000
   215,000 National Grid Group PLC ADR...........................        8,626,875
   770,000 National Grid Group PLC (United Kingdom)................      6,049,500
 2,256,600 NiSource Inc. ........................................       42,029,175
 1,000,000 Northern States Power Co. ............................       20,187,500
 1,318,600 NSTAR.................................................       53,650,538
 1,120,000 Pinnacle West Capital Corp. ..........................       37,940,000
 1,500,000 Reliant Energy Inc. ..................................       44,343,750
   850,000 Scottish & Southern Energy (United Kingdom)...........        7,688,087
   200,000 Scottish & Southern Energy ADR........................       18,090,980
 1,600,000 Scottish Power PLC ADR................................       53,500,000
 1,182,600 Sierra Pacific Resources..............................       14,856,413
 1,350,000 Southern Co. .........................................       31,471,875
 1,800,000 Unicom Corp. .........................................       69,637,500
                                                                    --------------
                                                                       869,615,081

 [_] GAS--11.4%

   926,000 AGL Resources.........................................       14,758,125
 1,494,800 El Paso Energy Corp. .................................       76,141,375
   650,000 Enron Corp. ..........................................       41,925,000
   400,000 National Fuel Gas Co. ................................       19,500,000
   594,700 NICOR Inc. ...........................................       19,402,088
 2,050,000 Utilicorp United Inc. ................................       40,743,750
 1,311,000 Williams Companies Inc. ..............................       54,652,313
                                                                    --------------
                                                                       267,122,651

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2000

                                                                      Market
 Shares    Company                                                Value (Note 1)
 ------    -------                                                --------------

     [_] TELECOMMUNICATION--15.9%

   600,000 Alltell Corp. ......................................   $   37,162,500
 1,530,000 BellSouth Corp. ....................................       65,216,250
 2,137,230 SBC Communications Inc. ............................       92,435,197
   700,000 Swisscom AG ADR.....................................       24,675,000
   900,000 Tele-Danmark A/S ADR................................       30,600,000
   856,250 Telecom Corp. of New Zealand Interim ADR............       24,082,031
   568,400 Telstra Corp. ADR...................................       11,758,775
   500,000 Telstra Corp. ADR PP................................        5,593,750
 1,619,000 Verizon Communications..............................       82,265,438
                                                                  --------------
                                                                     373,788,941

     [_] NON-UTILITY--9.0%

   125,000 Alexandria Real Estate Equities Inc. ...............        4,289,062
   258,600 Apartment Investment & Management Co. ..............       11,184,450
   200,000 Avalon Bay Communities Inc. ........................        8,350,000
   409,000 Boston Properties Inc. .............................       15,797,625
    59,500 Bradley Real Estate Inc. ...........................        1,268,094
    79,900 Camden Property Trust...............................        2,347,062
   347,400 CBL & Associates Properties Inc. ...................        8,663,287
   378,600 Centerpoint Properties Corporation..................       15,427,950
   290,000 Chelsea GCA Realty Inc. ............................       10,023,125
   200,000 Developers Diversified Realty Corp. ................        2,987,500
   231,000 Duke-Weeks Realty Corp. ............................        5,168,625
    95,825 Equity Office Properties Trust......................        2,641,177
   300,000 Equity Residential Properties Trust.................       13,800,000
   250,000 Essex Property Trust Inc. ..........................       10,500,000
   278,100 First Industrial Realty Trust.......................        8,203,950
   250,000 General Growth Properties, Inc. ....................        7,937,500
   200,000 Kimco Realty Corp. .................................        8,200,000
   215,000 Macerich Co. .......................................        4,743,437
   145,000 Mack-Cali Realty Corp. .............................        3,724,687
   370,600 ProLogis Trust......................................        7,898,413
   525,100 Reckson Associates Realty Corp. ....................       12,471,125

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2000

                                                                      Market
                                                                       Value
 Shares    Company                                                   (Note 1)
 ------    -------                                                 -------------
   171,545 Reckson Associates Realty Corp. Class B..............   $   4,363,676
   262,200 Smith Charles E. Residential Realty Inc. ............       9,963,600
   256,100 Spieker Properties Inc. .............................      11,780,600
   200,000 Urban Shopping Centers Inc. .........................       6,737,500
    30,850 Vornado Operating Inc. *.............................         239,087
   370,000 Vornado Realty Trust.................................      12,857,500
                                                                   -------------
                                                                     211,569,032
                                                                   -------------
           Total Common Stocks (Cost--$1,589,842,221)...........   1,722,095,705
                                                                   -------------

 PREFERRED STOCKS--6.3%

      [_] NON-UTILITY--1.3%

   500,000 Cox Communications Inc. 7% 8/16/02...................      30,718,750
                                                                   -------------
                                                                      30,718,750

      [_] UTILITY--5.0%

   175,000 Coastal Corp. 6 5/8% 8/16/02.........................       6,125,000
   700,000 Duke Capital Financing Trust III 8 3/8% 8/31/29......      17,543,750
   223,500 EIX Trust II Series B 6.60% 10/29/29.................       5,419,875
   550,000 MediaOne Group 7.00% 11/15/02........................      22,275,000
   500,000 NiSource Industries Inc. 7.75% 2/19/03...............      19,781,250
   209,000 P P & L Capital Trust II 8.10% 7/01/27...............       4,833,125
   789,100 Texas Utilities Co...................................      30,676,262
   450,900 Utilicorp United Inc. 9 3/4% 11/16/02................      10,708,875
                                                                   -------------
                                                                     117,363,137
                                                                   -------------
           Total Preferred Stocks (Cost--$156,789,563)..........     148,081,887
                                                                   -------------

 BONDS--22.0%

                                                    Ratings
                                           --------------------------
                                                             Standard   Market
                                            Duff &             and       Value
   Par Value Company                        Phelps   Moody's  Poor's   (Note 1)
   --------- -------                       --------- ------- -------- ----------

      [_] ELECTRIC--12.1%

 $ 5,000,000 AES Ironwood Corp.
             8.857%, due 11/30/25........  Not Rated  Baa3     BBB-    4,889,475
  24,920,000 Alabama Power Co.
             9%, due 12/01/24............  AA-        A1       A+     25,744,129

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2000

                                                    Ratings
                                           --------------------------
                                                             Standard   Market
                                            Duff &             and       Value
 Par Value   Company                        Phelps   Moody's  Poor's   (Note 1)
 ---------   -------                       --------- ------- -------- ----------
 $18,050,000 Comed Financing II
             8 1/2%, due 1/15/27........   Not Rated  Baa3     BBB-   16,446,185
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20........   A-         Baa1     BBB+    8,088,165
   8,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22........   A-         Baa1     BBB+    8,757,199
   5,000,000 Commonwealth Edison Co.
             8 3/8%, due 9/15/22........   A-         Baa1     BBB+    4,875,655
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23........   A-         Baa1     BBB+    9,867,080
  24,000,000 Dominion Resources Capital
             Trust
             7.83%, due 12/01/27........   Not Rated  Baa1     BBB    21,452,664
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22.........   BBB        Baa3     BBB-    5,021,135
   8,800,000 Hydro--Quebec
             9 3/4%, due 1/15/18........   AA-        A2       A+      9,180,010
   5,000,000 Illinois Power Co.
             7 1/2%, due 7/15/25........   A-         Baa1     BBB+    4,626,025
   5,000,000 Louisiana Power & Light Co.
             8 3/4%, due 3/01/26........   BBB+       Baa2     BBB     5,013,080
  15,000,000 New York State Electric &
             Gas Corp.
             9 7/8%, due 11/01/20.......   A          A3       A      15,753,765
   4,000,000 New York State Electric &
             Gas Corp.
             8 7/8%, due 11/01/21.......   A          A3       A       4,011,476
  27,580,000 Potomac Electric Power Co.
             9%, due 6/01/21............   A+         A1       A      28,468,131
  10,000,000 Public Service Co. of
             Colorado
             8 3/4%, due 3/01/22........   A          A3       A      10,083,080
  22,750,000 Puget Capital Trust
             8.231%, due 6/01/27........   Not Rated  Baa2     BBB-   20,993,518
   3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21........   A-         A3       A-      3,110,112
  13,000,000 Southern Co. Capital Trust
             8.14%, due 2/15/27.........   Not Rated  A3       BBB+   11,795,654
  29,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21........   A-         A3       BBB+   31,614,580
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23............   BBB        Baa3     BBB    11,324,892

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2000

                                                  Ratings
                                         --------------------------
                                                           Standard   Market
                                          Duff &             and       Value
 Par Value   Company                      Phelps   Moody's  Poor's    (Note 1)
 ---------   -------                     --------- ------- -------- -----------
 $ 5,000,000 Virginia Electric & Power
             Co.
             8 5/8%, due 10/01/24.....   A          A2       A        5,102,515
  17,700,000 Virginia Electric & Power
             Co.
             8 1/4%, due 3/01/25......   A          A2       A       17,486,910
                                                                    -----------
                                                                    283,705,435

      [_] GAS--2.5%

   5,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21.....   Not Rated  Baa1     BBB+     5,824,260
   5,000,000 KN Energy Inc.
             7 1/4%, due 3/01/28......   BBB        Baa2     BBB-     4,525,350
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21.......   BBB        Baa2     BBB     10,377,530
   5,000,000 Southern California Gas
             Co.
             8 3/4%, due 10/01/21.....   AA         A1       AA-      5,145,500
   6,488,000 Southern Union Co.
             7.60%, due 2/01/24.......   BBB+       Baa2     BBB+     5,980,866
   8,850,000 Southern Union Co.
             8 1/4%, due 11/15/29.....   BBB+       Baa2     BBB+     8,732,596
  10,000,000 TE Products Pipeline Co.
             7.51%, due 1/15/28.......   Not Rated  Baa2     BBB+     9,088,170
   9,000,000 Trans-Canada Pipeline
             9 1/8%, due 4/20/06......   Not Rated  A3       BBB      9,567,954
                                                                    -----------
                                                                     59,242,226

      [_] TELECOMMUNICATION--5.5%

  44,000,000 AT & T Corp.
             8.35%, due 1/15/25.......   AA-        A1       AA-     44,046,332
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20....   A+         A2       A+       6,335,538
  12,000,000 GTE California Inc.
             8.07%, due 4/15/24.......   AA         AA3      A+      11,782,944
  16,625,000 GTE Corp.
             7.90%, due 2/01/27.......   A+         A2       A+      15,805,986
  13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31..........   AA         Aa2      AA      14,401,393
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23......   AA         A1       A+       9,396,710
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31......   AA         A1       A+      21,761,279
   5,000,000 US West Communications
             8 7/8%, due 6/01/31......   A          A2       BBB+     5,057,575
                                                                    -----------
                                                                    128,587,757

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2000

                                                 Ratings
                                        --------------------------
                                                          Standard     Market
                                         Duff &             and        Value
   Par Value Company                     Phelps   Moody's  Poor's     (Note 1)
   --------- -------                    --------- ------- -------- --------------

      [_] NON-UTILITY--1.9%

 $ 8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20.....   A          A2       A-          9,316,552
  17,500,000 Contl Cablevision
             9 1/2%, due 8/01/13.....   Not Rated  A2       AA-        18,973,535
  19,940,000 EOP Operating LP
             7 1/2%, due 4/19/29.....   BBB+       Baa1     BBB+       17,106,267
                                                                   --------------
                                                                       45,396,354
                                                                   --------------
             Total Bonds (Cost--$549,371,841)....................     516,931,772
                                                                   --------------

U.S. TREASURY OBLIGATIONS--3.3%

  66,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01................................      68,227,500
   7,250,000 U.S. Treasury Notes
             13 3/8%, due 8/15/01................................       7,784,687
   2,000,000 U.S. Treasury Bonds
             10 3/4%, due 8/15/05................................       2,384,376
                                                                   --------------
             Total U.S. Treasury Obligations (Cost--
             $89,017,734)........................................      78,396,563
                                                                   --------------

COMMERCIAL PAPER--1.8%

  20,000,000 Abbott Laboratories
             6 3/4%, due 7/03/00.................................      19,992,500
  21,790,000 Consolidated Edison
             6.90%, due 7/03/00..................................      21,781,647
                                                                   --------------
             Total Commercial Paper (Amortized Cost
             $41,774,147)........................................      41,774,147
                                                                   --------------
             TOTAL INVESTMENTS (Cost--$2,426,795,506)(106.8%)....  $2,507,280,074
                                                                   ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
*Non income producing security
    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 June 30, 2000

ASSETS:

Investments at market value:
  Common stocks (cost $1,589,842,221).......................... $1,722,095,705
  Preferred stocks cost $156,789,563...........................    148,081,887
  Bonds (cost $549,371,841)....................................    516,931,772
  U.S. Treasury obligations (cost $89,017,734).................     78,396,563
  Commercial paper (amortized cost $41,774,147)................     41,774,147
Interest-bearing deposits with custodian.......................      9,109,459
Receivables:
  Securities sold..............................................     27,359,613
  Interest.....................................................     16,435,606
  Dividends....................................................      9,887,075
  Securities lending income....................................         71,763
Prepaid expenses...............................................        175,506
                                                                --------------
    Total Assets............................................... $2,570,319,096
                                                                ==============
LIABILITIES:

Payable for investments purchased.............................. $    2,043,579
Due to Adviser (Note 2)........................................      3,572,661
Due to Administrator (Note 2)..................................        901,008
Dividends payable on common stock..............................     13,651,264
Dividends payable on remarketed preferred stock................      1,823,998
Accrued expenses...............................................      3,109,447
Commercial paper outstanding (Note 6)..........................    194,392,880
                                                                --------------
    Total Liabilities.......................................... $  219,494,837
                                                                --------------
CAPITAL:

Remarketed preferred stock ($.001 par value;
100,000,000 shares authorized and 5,000 shares issued
and outstanding, liquidation preference $100,000 per share)
(Note 5).......................................................    500,000,000
                                                                --------------
Common stock ($.001 par value; 250,000,000 shares
authorized and 210,019,444 shares issued and
outstanding) (Note 4)..........................................        210,019
Paid-in surplus (Note 4).......................................  1,874,409,016
Accumulated net realized loss on investments...................   (112,266,875)
Undistributed net investment income............................      7,986,482
Unrealized appreciation on foreign currency transaction........          1,049
Net unrealized appreciation on investments.....................     80,484,568
                                                                --------------
  Net assets applicable to common stock (equivalent to $8.81 per share based on 210,019,444 shares outstanding)...........  1,850,824,259
                                                                --------------
  Total Capital (Net Assets)...................................  2,350,824,259
                                                                --------------
  Total Liabilities and Capital................................ $2,570,319,096
                                                                ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     For the six months ended June 30, 2000

INVESTMENT INCOME:
 Interest......................................................... $ 28,604,643
 Dividends (less withholding tax of $696,793).....................   85,517,557
 Securities lending income........................................      800,760
                                                                   ------------
  Total investment income.........................................  114,922,960
EXPENSES:
 Commercial paper interest expense (Note 6 )......................    6,126,199
 Management fees (Note 2).........................................    7,087,207
 Administrative fees (Note 2).....................................    1,790,392
 Transfer agent fees..............................................      309,400
 Custodian fees...................................................      163,800
 Remarketing agent fees...........................................      631,944
 Shareholder reports..............................................      182,000
 Legal and audit fees.............................................       99,500
 Directors' fees (Note 2).........................................      109,200
 Other expenses...................................................      278,319
                                                                   ------------
  Total expenses..................................................   16,777,961
                                                                   ------------
  Net investment income...........................................   98,144,999
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments.................................    7,366,355
 Net change in unrealized appreciation on investments.............   (3,315,002)
                                                                   ------------
 Net gain on investments..........................................    4,051,353
                                                                   ------------
 Net increase in net assets resulting from operations............. $102,196,352
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     DUFF & PHELPS SELECTED UTILITIES INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the six
                                                 months ended    For the year
                                                 June 30, 2000  ended December
                                                  (UNAUDITED)      31, 1999
                                                --------------  --------------
FROM OPERATIONS:
 Net investment income......................... $   98,144,999  $  184,464,368
 Net realized gain (loss) on investments.......      7,366,355     (88,191,091)
 Net change in unrealized appreciation on
 investments...................................     (3,315,002)   (243,399,166)
                                                --------------  --------------
  Net increase (decrease) in net assets
  resulting from operations....................    102,196,352    (147,125,889)
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock (Note
 5)............................................    (11,519,378)    (19,928,894)
 Net investment income--common stock (Note 3)..    (81,667,235)   (163,675,376)
                                                --------------  --------------
  Total distributions..........................    (93,186,613)   (183,604,270)
FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from
 dividend reinvestment.........................     13,686,163      27,167,046
                                                --------------  --------------
 Net increase in net assets derived from
 capital share transactions....................     13,686,163      27,167,046
                                                --------------  --------------
  Total increase (decrease)....................     22,695,902    (303,563,113)
TOTAL NET ASSETS:
 Beginning of period...........................  2,328,128,357   2,631,691,470
                                                --------------  --------------
 End of period (including undistributed net
 investment income of $7,986,482 and
 $3,028,096, respectively)..................... $2,350,824,259  $2,328,128,357
                                                ==============  ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                     For the six months ended June 30, 2000

Cash Flows From (For):
OPERATING ACTIVITIES
 Interest received........................ $    27,183,809
 Income dividends received................      83,296,317
 Securities lending income................         913,175
 Operating expenses paid (excluding
 interest)................................     (10,750,053)
 Interest paid on commercial paper........      (6,673,989)
                                           ---------------
  Net cash provided by operating activities...............  $ 93,969,259
INVESTING ACTIVITIES
 Purchase of investment securities........  (3,021,485,293)
 Proceeds from sale/redemption of
 investment securities....................   2,940,819,931
  Net cash used in investing activities...................   (80,665,362)
FINANCING ACTIVITIES
 Dividends paid...........................     (94,664,518)
 Proceeds from issuance of common stock
 under dividend reinvestment plan.........      13,686,163
 Change in net proceeds from issuance of
 commercial paper.........................         550,099
                                           ---------------
  Net cash used in financing activities...................   (80,428,256)
                                                            ------------
Net decrease in cash and cash equivalents.................   (67,124,359)
Cash and cash equivalents--beginning of period............    76,233,818
                                                            ------------
Cash and cash equivalents--end of period..................  $  9,109,459
                                                            ============
Reconciliation of net investment income to net cash
provided by operating activities:
 Net investment income....................................  $ 98,144,999
 Adjustments to reconcile net investment income to net
 cash provided by operating activities:
  Increase in interest receivable.........................    (1,420,835)
  Increase in dividends receivable........................    (2,221,240)
  Decrease in accrued expenses............................      (646,081)
  Decrease in other receivable............................       112,416
                                                            ------------
    Total adjustments.....................................    (4,175,740)
                                                            ------------
Net cash provided by operating activities.................  $ 93,969,259
                                                            ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 June 30, 2000


(1)SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1999, the Fund had tax capital loss carry forwards of $51,225,500 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued) liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3)DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 2000:

 Record   Payable  Dividend
  Date      Date   Per Share
 ------   -------- ---------
01-31-00  02-10-00   $.065
02-29-00  03-10-00    .065
03-31-00  04-10-00    .065

 Record   Payable  Dividend
  Date      Date   Per Share
 ------   -------- ---------
04-28-00  05-10-00   $.065
05-31-00  06-12-00    .065
06-30-00  07-10-00    .065


(4)CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)

  Transactions in common stock and paid-in surplus during 1999 and for the six months ended June 30, 2000 were as follows:

                                                       Shares        Amount
   For the year ended December 31, 1999:             ----------- --------------
     Beginning capitalization....................... 205,714,255 $1,833,765,826
     Dividend reinvestment..........................   2,764,506     27,167,046
                                                     ----------- --------------
     Total capitalization........................... 208,478,761 $1,860,932,872
                                                     =========== ==============
   For the six months ended June 30, 2000:
     Beginning capitalization....................... 208,978,761 $1,860,932,872
     Dividend reinvestment..........................   1,540,683     13,686,163
                                                     ----------- --------------
     Total capitalization........................... 210,019,444 $1,874,619,035
                                                     =========== ==============

(5)REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 4.14% to 4.94% during the six months ended June 30, 2000.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6)COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Concluded)
$100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 5.86% to 6.78% during the six months ended June 30, 2000. At June 30, 2000, the Fund had Notes outstanding of $194,392,880.

(7)INVESTMENT TRANSACTIONS:

  For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term securities) were $2,921,808,138 and $2,908,227,794, respectively. For federal income tax purposes, at June 30, 2000, the gross unrealized depreciation on investments was $134,362,933 and gross unrealized appreciation was $214,847,501. The cost of investments for financial reporting and Federal income tax purposes was $2,426,795,506 and $2,427,795,378, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 2000, the fund had loaned portfolio securities with a market value of $353,886,129 to a broker/dealer and money market instruments with a market value of $371,982,778 were held in the Fund's account at the broker/dealer as collateral.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                           For the six
                           months ended              For the year ended December 31
                           June 30, 2000 -----------------------------------------------------------
                           (UNAUDITED)      1999         1998        1997        1996        1995
                          -------------- ----------   ----------  ----------  ----------  ----------
Net asset value:
Beginning of period.....    $     8.77   $    10.36   $     9.90  $     8.44  $     8.85  $     7.23
                            ----------   ----------   ----------  ----------  ----------  ----------
Net investment income...          0.47         0.89         0.88        0.85        0.84        0.85
Net realized gain (loss)
and change in unrealized
appreciation/
depreciation on
investments.............          0.02        (1.59)        0.46        1.46       (0.41)       1.62
                            ----------   ----------   ----------  ----------  ----------  ----------
Total from investment
operations..............          0.49        (0.70)        1.34        2.31        0.43        2.47
Dividends on preferred
stock from net
investment income.......         (0.06)       (0.10)       (0.10)      (0.10)      (0.10)      (0.12)
Dividends on common
stock from net
investment income.......         (0.39)       (0.79)       (0.78)      (0.75)      (0.74)      (0.73)
                            ----------   ----------   ----------  ----------  ----------  ----------
Total distributions.....         (0.45)       (0.89)       (0.88)      (0.85)      (0.84)      (0.85)
Net asset value:
End of period...........    $     8.81   $     8.77   $    10.36  $     9.90  $     8.44  $     8.85
                            ==========   ==========   ==========  ==========  ==========  ==========
Per share market value:
End of period...........    $     9.63   $     8.31   $    11.25  $    10.13  $     8.63  $     9.00
Ratio of expenses to
average net assets
attributable to common
shares..................          1.83%*       1.66%        1.46%       1.45%       1.53%       1.62%
Total investment return.         20.94%      (19.85)%      19.95%      27.69%       4.68%      24.77%
Ratio of net investment
income to average net
assets attributable to
common shares...........          1.07%*       9.40%        8.85%       9.87%      10.16%      10.65%
Portfolio turnover rate.        117.80%      223.78%      251.19%     213.57%     226.21%     188.28%
Net assets, end of
period
(000s omitted)..........    $2,350,824   $2,328,128   $2,631,692  $2,510,035  $2,186,443  $2,239,331

-------
*  Annualized

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman, President and Chief Executive Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder Inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian
The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.




                                                              Semi-Annual
                                                              Report

                                                              June 30, 2000